EXHIBIT 23.2

INDEPENDENT AUDITORS’ CONSENT

The Board of Directors
V.I. Technologies, Inc.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/ KPMG LLP

Boston, Massachusetts
January 15, 2003